711 PA-1

                       SUPPLEMENT DATED SEPTEMBER 27, 2002
                              TO THE PROSPECTUS OF
              TEMPLETON DEVELOPING MARKETS TRUST - ADVISOR CLASS
                                DATED MAY 1, 2002

The prospectus is amended as follows:

I. Footnote 1 in the "Fees and Expenses - Shareholder Fees (fees paid directly from your investment)" section on page 10 is replaced with the following:

 1. This fee is only for Market Timers (see page 24) and for shareholders that receive Advisor Class shares of the Fund in connection with the reorganizations of Templeton Emerging Markets Appreciation Fund, Inc. and Templeton Vietnam and Southeast Asia Fund, Inc. into the Fund, which was effective on September 26, 2002. The latter redemption fee will be imposed on a redemption that occurs within six months of the effective date of the reorganizations and the proceeds will be retained by the Fund.

II. The section "Selling Shares," beginning on page 20, is supplemented as follows:

 There will be a 2% redemption fee applicable to shareholders that receive Advisor Class shares of the Fund in connection with the reorganizations, effective September 26, 2002, of Templeton Emerging Markets Appreciation Fund, Inc. and Templeton Vietnam and Southeast Asia Fund, Inc. into the Fund. The redemption fee will be imposed on redemptions that occur within six months of the effective date of the reorganizations, and the proceeds will be retained by the Fund. Additional purchases of Advisor Class shares and exchanges into Advisor Class shares of other Franklin Templeton funds are subject to the qualifications described in the applicable prospectus.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.